Exhibit 99

PricewaterhouseCoopers LLP Suite 800W 1301 K St., N.W. Washington DC 20005-3333 Telephone (202) 414 1000 Facsimile (202) 414 1301 Direct phone (202) 414 1419 Direct fax (202) 414 1566

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

September 26, 2002

Commissioners:

We have read the statements made by VIA NET.WORKS, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated September 20, 2002. We agree with the statements concerning our Firm in such Form 8-K. However, we make no comment regarding the actions taken or planned by VIA NET.WORKS to address the material weaknesses in the internal control structure that we identified or the results of any such actions.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP